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                                                                    EXHIBIT 99.1

                         [BDO SEIDMAN, LLP LETTERHEAD]



August 10, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentleman:

     We have been furnished a copy of the response to Item 4 of Form 8-K for the event that occurred on August 3, 2001, to be filed by our former client, Aqua
Care Systems, Inc.   We agree with the statements made in response to that Item insofar as they relate to our Firm.


Very truly yours,


/s/ BDO Seidman, LLP
---------------------------
BDO Seidman, LLP


cc:  H. Martin Jessen